Reaves Utility Income Fund Announces Result of the Rights Offering

Press Release

For Immediate Release

For Information Contact:
Reaves Utility Income Fund (the “Fund”)
1-800-644-5571
www.utilityincomefund.com

DENVER, December 17, 2015 -- Reaves Utility Income Fund (NYSE MKT: UTG) will issue 5,309,277 new common shares as a result of the Rights Offering which closed on December 11, 2015 (the “Expiration Date”). The new common shares to be issued represent approximately 53% of the amount of the Primary Subscription. Since there were sufficient new common shares in the Primary Subscription to honor all subscription requests, the Fund will not issue new common shares in excess of the number of shares offered in the Primary Subscription.

The subscription price of $23.99 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the NYSE MKT for the five trading days preceding the Expiration Date. Due to the estimated subscription price of $28.32 being greater than the actual subscription price of $23.99, the Fund’s subscription agent, Computershare Trust Company, N.A. and Computershare Inc., will begin refunding all excess subscription proceeds in the next 3 to 5 business days.

The Reaves Utility Income Fund
The investment objective of the Fund is to provide a high level of income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. There were approximately $1.1 billion of total assets under management and 29 million common shares outstanding as of September 30, 2015.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, annual report or semi-annual report which contains this and other information, visit www.utilityincomefund.com or call 1-800-644-5571.  Read them carefully before investing.

The Reaves Utility Income Fund is a closed-end fund and closed-end funds do not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value.